Exhibit 99.2

THERAVANCE ® , the Cross/Star logo, and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies. All third party trademarks used herein are the property of their respective owners. © 2020 Theravance Biopharma. All rights reserved. TD - 0903: Nebulized pan - JAKi for Acute Lung Injury Associated with COVID - 19 April 9, 2020

Forward looking statements

Under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, the company cautions investors that any forward-looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements or projections.

Examples of forward-looking statements in this presentation may include the Company's strategies, plans and objectives, the Company's regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company's product and product candidates, the potential that the Company's research programs will progress product candidates into the clinic, the Company's expectations for product candidates through development and potential regulatory approval and commercialization (including their differentiation from other products or potential products), the Company's expectations regarding its allocation of resources, product sales or profit share revenue, the repayment of its notes, expected future commercial performance of Trelegy Ellipta and the Company's expectations for its 2020 operating loss, excluding share-based compensation and other financial results.

The company's forward-looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to impacts of the COVID-19 global pandemic on our business, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non-clinical studies indicate the Company's compounds or product candidates are unsafe or ineffective, risks that product candidates do not obtain approval from regulatory authorities, the feasibility of undertaking future clinical trials for our product candidates based on policies and feedback from regulatory authorities, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, potential future disagreements with Innoviva, Inc. and TRC LLC, the uncertainty of arbitration and litigation and the possibility that an arbitration award or litigation result could be adverse to the Company.

Other risks affecting the company are described under the heading "Risk Factors" and elsewhere in the Company's Form 10-K filed with the SEC on February 27, 2020, and other periodic reports filed with the SEC.

Theravance Biopharma
Medicines That Make a Difference
2

Lung selective JAK inhibitor targeted at cytokine storm 3 TD - 0903

Pan-JAK Inhibitor Designed Specifically for Lung Diseases

Leveraging >20 years of experience in design of novel respiratory drugs

Respiratory experience

- Three commercial programs with GSK collaboration* (ANORO ELLIPTA, BREO ELLIPTA, TRELEGY ELLIPTA)
- Discovered and developed YUPELRI® (revefenacin) inhalation solution, the first and only once-daily, nebulized bronchodilator approved for maintenance treatment for COPD

Organ-selective therapeutic targets

- Driving discovery, development and commercialization of organ-selective small-molecule medicines

Lung selectivity by design → **Pan JAK-inhibition**


JAK
JAK
JAK inhibitor
STAT
STAT
P
P
NUCLEUS
STAT
STAT
P
P

JAK-STAT: validated non-steroidal inflammation target



Lung-selective pan-JAKi (inhaled)

TD-8236 → Dry powder inhaler → Asthma Ph 2a

TD-0903 → Nebulized → **COVID-19**

Theravance Biopharma
Medicines That Make a Difference®

* Prior to Theravance Biopharma's spin-off from Innoviva, Inc. in June 2014.
COPD, chronic obstructive pulmonary disease; COVID-19, coronavirus disease 2019; DPI, dry powder inhaler; GSK, GlaxoSmithKline PLC; JAK, Janus kinase inhibitor; LTx, lung transplant; STAT, signal transducer and activator of transcription.

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5 26% of patients go to ICU 64% dyspneic 61% have ARDS 29% are HCPs 12% are hospitalized patients Clinical course for patients who develop ALI and ARDS Wang D et al. Clinical Characteristics of 138 Hospitalized Patients with 2019 Novel Coronavirus - Infected Pneumonia in Wuhan, Chi na. JAMA; Feb 2020 E1 - E9 5 Day 1 Fever (98%) Cough (60%) Day 5 Breathlessness (31%) Day 7 Hypoxia (15%) Hospitalization Day 8 ARDS 74% of patients stay in ward 20% are dyspneic In ICU: • 47% → mechanical ventilation • 42% → non - mechanical ventilation • 11% → continuous oxygen 15 - 50% mortality Median hospital stay – 10 days 59% are hospitalized from the community

Host Inflammatory Response to COVID-19 Drives ALI and ARDS


Stage I
(Early Infection)
Stage II
(Pulmonary Phase)
IIA
IIB
Stage III
(Hyperinflammation Phase)
Severity of Illness
Viral response phase
Host inflammatory response phase
Time Course

	Stage I	Stage II	Stage III
Clinical symptoms	Mild constitutional symptoms Fever >99.6°F Dry cough, diarrhea, headache	Shortness of breath Hypoxia ($PaO_2/FiO_2 \leq 300$ mmHg)	ARDS SIRS/shock Cardiac failure
Clinical signs	Lymphopenia, increased prothrombin time, increased D-Dimer and LDH (mild)	Abnormal chest imaging Transaminitis Low normal procalcitonin	Elevated inflammatory markers (CRP, LDH, IL-6, D-dimer, ferritin) Troponin, NT-proBNP elevation
Potential therapies	Remdesivir, chloroquine, hydroxychloroquine, convalescent plasma transfusions		
	Reduce immunosuppression	Corticosteroids, human immunoglobulin, IL-6 inhibitors, IL-2 inhibitors, **JAK inhibitors**	

Adapted from Siddiqi HK, et al. J Heart Lung Transplant 2020 Mar 20.

Theravance Biopharma
Medicines That Make a Difference
6

Inhaled pan-JAK inhibitor could suppress dysregulated immune response (“cytokine storm”) in the lung

Inflammatory Response to Pathogenic hCoV Infections

Protective/regulated inflammation

CAUSES
- Non-robust virus replication
- Early IFN response
- ↑↑ Inflammatory monocyte-macrophage & neutrophil infiltration
- ↑↑ Proinflammatory cytokines and chemokines

CONSEQUENCES
- Minimal epithelial & endothelial cell apoptosis
- Reduced vascular leakage
- Optimal T cell and antibody responses
- Effective virus clearance

OUTCOMES

Protective immunity → Host survival

Pathogenic/dysregulated inflammation

CAUSES
- Robust virus replication
- Delayed IFN response
- ↑↑↑↑ Inflammatory monocyte-macrophage & neutrophil infiltration
- ↑↑↑↑ Proinflammatory cytokines and chemokines

Key targets for blockade by a lung-selective nebulized pan-JAK inhibitor

CONSEQUENCES
- Enhanced epithelial & endothelial cell apoptosis
- Increased vascular leakage
- Suboptimal T cell and antibody responses
- Impaired virus clearance

OUTCOMES

ALI → ARDS → Death

Theravance Biopharma
Medicines That Make a Difference

Adapted from Channappanavar R, Perlman S. Seminars in Immunopathology 2017; 39:529-39.

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THE LANCET

CORRESPONDENCE | VOLUME 395, ISSUE 10229, P1033-1034, MARCH 28, 2020

COVID-19: consider cytokine storm syndromes and immunosuppression

Puja Mehta • Daniel F McAuley • Michael Brown • Emilie Sanchez • Rachel S Tattersall • Jessica J Manson • et al.

- A cytokine profile resembling sHLH is associated with COVID-19 disease severity, characterized by increased IL-2, IL-7, GCSF, IP-10, MCP-1, MIP1-α and TNF-α
- A multicenter, randomized controlled trial of tocilizumab (IL-6 receptor blockade, licensed for cytokine release syndrome), has been approved in patients with COVID-19 pneumonia and elevated IL-6 in China (ChiCTR2000029765)

Theravance Biopharma
Medicines That Make a Difference

Mehta P, et al. Lancet 2020; 395:1033-1034. GCSF, granulocyte colony stimulating factor; IP-10, interferon-γ inducible protein 10; MCP-1, monocyte chemoattractant protein; MIP1-α, macrophage inflammatory protein 1-α sHLH, secondary hemophagocytic lymphohistiocytosis; TNF-α, tumor necrosis factor.

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Pan - JAK inhibition: decrease signaling of multiple pro - inflammatory cytokines associated with COVID - 19 Clark JD, et al. J Med Chem 2014; 57:5023 - 5038. 9 STAT - induced Inflammation α N UCLEUS STAT P STAT P STAT P STAT P STAT JAK β γ JAK JAK inhibitor γ c cytokines (IL - 2, IL - 4, IL - 7, IL - 9, IL - 15, IL - 21) Type 1 IFNs, IL - 10 family IL - 6, IL - 11, IL - 13, IL - 27, IL - 31, IL - 35 IFN γ IL - 12, IL - 23 EPO, TPO GM CSF, IL - 3, IL - 5 α JAK1 β γ JAK3 α JAK1 β γ Tyk2 α JAK1 β γ JAK2 Tyk2 α JAK1 β γ JAK2 α JAK2 β γ Tyk2 α JAK2 β γ JAK2

BALF lymphocytes and relevant mediators inhibited by OA tool JAK inhibitor TR065925 Based on internal data on file TD - 0903: Potent, lung - selective inhaled pan - JAKi DESIGN: MAXIMAL ANTI - INFLAMMATORY ACTIVITY IN PULMONARY TISSUE WHILE MINIMIZING SYSTEMIC EXPOSURE ‣ High affinity for JAK1, JAK2, JAK3, and Tyk2 kinase domains ‣ High potency for inhibition of cytokine - induced activation of JAK - STAT signaling pathways – In vitro: human epithelial and immune cells – In vivo: murine inhalation cytokine - challenge models ‣ Lung - selective design – High lung to plasma ratios (rat ~170, dog ~850) – Rapid systemic clearance with no evidence of systemic immunosuppression – PK/PD modeling supports extended duration of action ‣ Well tolerated in 28 - day rat and dog GLP studies ‣ Phase 1 FIH Study - Ethics Committee submission approved ‣ CTA enabling package submitted and under review with MHRA 10 12 0 6 12 18 24 10 -5 10 -4 10 -3 10 -2 10 -1 10 0 10 1 10 2 Lung Plasma TD - 0903 IH 1 mg/kg in r ats Time (h) Concentration ( μ g/mL or μ g/g) KINASE DOMAIN LUNG EPITHELIAL IMMUNE CELLS JAK

Hospitalized COVID - 19 patients with ALI have varying levels of ventilatory support Nebulized delivery of an inhaled JAKi is optimal for hospital use 11 Mechanical Ventilation High - Flow Nasal Cannulation Non - Invasive Ventilation Mask Oxygen

Apply lung selective JAK inhibition to fight cytokine storm in COVID - 19 Our Mission 12 Transform the treatment of serious diseases through the discovery, development, and commercialization of organ - selective medicines designed to maximize patient benefit while minimizing patient risk